EXHIBIT 10.27

                          MORRISON HEALTH CARE, INC.
                             SALARY DEFERRAL PLAN
                               TRUST AGREEMENT


     THIS AGREEMENT has been made as of the 30th day of September, 1997, between Morrison Health Care, Inc. (the "Company") and Merrill Lynch Trust Company of (Florida)(the "Trustee") with respect to a trust (the "Trust") forming part of the Morrison Health Care, Inc. Salary Deferral Plan (the "Plan").

     WHEREAS, the Plan qualifies both as an "employee stock ownership plan" ("ESOP") within the meaning of section 4975(e)(7) of the Internal Revenue Code of 1986 (the "Code") and as a cash or deferred profit sharing plan under sections 401(a) and 401(k) of the Code; and

     WHEREAS, in order to effectuate the purposes of the Plan, the Company hereby establishes this Trust, designed to meet the applicable requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); and

     WHEREAS, it is a principal purpose of the Trust to maintain assets in the form of and invest in stock of the Company ("Company Stock") qualifying as "employer securities" within the meaning of section 409(1) of the Code and section 407(d)(5) of ERISA;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Company and the Trustee do hereby covenant and agree as follows:

                                  SECTION I
                                  THE TRUST

     1.1 Establishment of the Trust. The Company hereby establishes with the Trustee the Trust, which shall be known as the Morrison Health Care, Inc. Salary Deferral Plan Trust, for the purposes of holding and administering the Trust Fund in accordance with this Agreement. Except as provided in section 4.4 and
4.5 below, nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee. The Trustee shall not be responsible for the administration of the Plan. The "Trust Fund" shall at any time mean all property of every kind then held by the Trustee pursuant to this Trust Agreement, including the contributions of cash or Company Stock made to the Trust by the Company or any employer participating in the Plan (an "Employer"), any property into which such contributions may from time to time be converted, and any appreciation therein or income thereon less any depreciation therein, any losses thereon and any distributions payments therefrom. Except as otherwise provided herein, title to the assets of the Trust Fund shall at all times be vested in the Trustee, subject to the right of the Trustee to hold title in



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bearer  form or in the name of a  nominee,  and the  interests  of others in the
Trust Fund shall only be the right to have such assets received, held, invested, administered and distributed in accordance with the provisions of the Trust.

     1.2 Appointment of Trustee. The Company represents that all necessary action has been taken for the appointment of the Trustee as trustee of the Trust and that the Trust Agreement constitutes a legal, valid and binding obligation of the Company. The Trustee accepts its appointment as trustee of the Trust.

     1.3 Status of Trust.  The Trust is intended  to be a qualified  trust under section 401(a) of the Code and exempt from taxation pursuant to section 501(a) of the Code.

     1.4 Exclusive Purpose. Notwithstanding anything to the contrary in this Agreement, or in any amendment thereto, except as otherwise provided under ERISA, the Named Fiduciaries (as defined in Section 2.1) and the Trustee, as a directed trustee shall discharge their respective duties with respect to the Trust Fund for, and the Trust Fund shall be used solely for and not diverted from, the exclusive purpose of providing benefits for Plan participants and their beneficiaries and defraying reasonable expenses of administering the Plan. Notwithstanding the preceding sentence, however, contributions may be returned by the Trustee at the direction of a Named Fiduciary if the Named Fiduciary certifies in writing to the Trustee that one or more of the following circumstances exist.

     (a) if a contribution is made by the Company by reason of a mistake of fact, the contribution or the value thereof, if less, may be returned within one year after it was paid to the Trustee;

     (b) if a contribution is conditioned upon its deductibility under section 404 of the Code, to the extent the deduction is disallowed by the Internal Revenue Service, the contribution or the value thereof, if less, may be returned to the Company within one year after the disallowance; or

     (c) if a contribution is conditioned upon initial qualification of the Plan, as amended, under sections 401, 409 and 4975(e)(7) of the Code, the contribution or the value thereof, if less, may be returned to the Company within one year after such qualification has been denied.

     1.5 Receipt of Contributions and Transfers of Assets. The Trustee shall receive in cash or Company Stock all contributions paid or delivered to it which are allocable under the Plan and to the Trust and all transfers paid or delivered under the Plan to the Trust from a predecessor trustee or another trust (including a trust forming part of another plan qualified under section 401(a) of the Code), provided that the Trustee shall not be obligated to receive any such contribution or transfer unless prior thereto or coincident therewith, as the Trustee may specify, the Trustee has received such reconciliation, allocation, investment or other information concerning, or such direction,


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instruction or  representation  with respect to, the contribution or transfer or the source thereof as the Trustee may reasonably require. The Trustee shall have no duty or authority to (a) require any contributions or transfers to be made under the Plan or to the Trustee, (b) compute any amount to be contributed or transferred under the Plan to the Trustee, or (c) determine whether amounts received by the Trustee comply with the Plan.

     1.6 Directed Trustee. The Trustee shall hold the Trust Fund, without distinction between principal and income, as a nondiscretionary trustee pursuant to the terms of this Trust Agreement. Assets of the Trust may, absent direction from the Named Investment Fiduciary (as defined in Section 2.1) to the contrary, be held in an account maintained with an affiliate of the Trustee. Except as required by ERISA, the Trustee shall invest the Trust Fund as directed by the Named Investment Fiduciary, as defined herein, an Investment Manager, as defined herein, or a Plan participant or beneficiary, as the case may be, and the Trustee shall have no discretionary control over, nor any other discretion regarding, the investment or reinvestment of any asset of the Trust Fund.

                                  SECTION II
                              NAMED FIDUCIARIES

     2.1 Named Administrative and Investment Fiduciaries. For purposes of this Trust Agreement, the term "Named Administrative Fiduciary" refers to the person or persons named or provided for under the Plan as responsible for the administration and operation of the Plan, and the term "Named Investment Fiduciary" refers to the person or persons provided for under the Plan as responsible for the investment and management of Plan assets to the extent provided for in this Trust Agreement (together, the "Named Fiduciaries"). The Named Administrative Fiduciary and the Named Investment Fiduciary may be the same person or persons. If no such person or persons is named or provided for under the Plan, or if so named or provided for but not then serving, the Company shall be the Named Administrative Fiduciary or the Named Investment Fiduciary or both, as the case may be.

     2.2 Identification of Named Fiduciaries and Designees. The Named Administrative Fiduciary and the Named Investment Fiduciary under the Plan shall each be identified to the Trustee in writing by the Company, and specimen signatures of each, or of each member thereof, as appropriate, shall be provided to the Trustee by the Company. The Company shall promptly give written notice to the Trustee of a change in the identity either of the Named Administrative Fiduciary or the Named Investment Fiduciary, or any member thereof, as appropriate, and until such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the identity of the Named Administrative Fiduciary or Named Investment Fiduciary, and the members thereof, as appropriate, is unchanged. Each person authorized in accordance with the Plan to give a direction to the Trustee on behalf of the Named Administrative Fiduciary or the Named Investment Fiduciary shall be identified to the Trustee by written notice from the Company or the Named Administrative Fiduciary or the Named Investment Fiduciary, as the case may be, and such notice shall contain a specimen of the signature. The Trustee shall be entitled to


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rely upon each such written  notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee from the Company, the Named Administrative Fiduciary or the Named Investment Fiduciary, as the case may be.

     2.3 Named Fiduciary's Directions. Directions from or on behalf of the Named Fiduciaries or their designees shall be communicated to the Trustee or the Trustee's designee only in accordance with procedures acceptable to the Trustee and the Named Administrative Fiduciary. Neither the Trustee nor the Trustee's designee shall be empowered to implement any such directions except in accordance with procedures acceptable to the Trustee and the Named Administrative Fiduciary. The Trustee shall have no liability for following any such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person making or failing to make any direction under the Plan or this Trust Agreement nor any duty or obligation to review any such direction, act or omission, SECTION III POWERS OF TRUSTEE

     3.1 Nondiscretionary Investment Powers. At the direction of the Named Administrative Fiduciary or the Named Investment Fiduciary or such other person authorized hereunder to direct such action, and in accordance with the direction of such person, the Trustee, or the Trustee's designee or a broker/dealer as referred to in section 4.3, is authorized and empowered:

     (a) to invest and reinvest the Trust Fund, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness (including those issued by the Trustee), shares of mutual funds (which funds may be sponsored, managed or offered by an affiliate of the Trustee), guaranteed investment contracts, bank investment contracts, other securities, polices of life insurance, annuity contracts, options, options to buy or sell securities or other assets, and all other property of any type (personal, real or mixed, and tangible or intangible);

     (b) to deposit or invest all or any part of the assets of the Trust in savings accounts or certificates of deposit or other deposits in a bank or savings and loan association or other depository institution, including the Trustee or any of its affiliates; provided that, with respect to such deposits with the Trustee or an affiliate, the deposits bear a reasonable interest rate;

     (c) to hold, manage, improve, repair and control all property, real or personal, forming part of the Trust Fund; to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time;


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     (d) to have, subject to sections 4.4 and 4.5 below,  respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustee necessary for the protection of the Trust Fund; to vote, subject to sections 4.4 and 4,5 below, any corporate stock either in person or by proxy, with or without power of substitution, for any purpose; to participate in voting trusts, pooling
agreements,   foreclosures,   reorganizations,   consolidations,   mergers   and
liquidations, and in connection therewith to deposit securities with or transfer title to any protective or other committee; to exercise or sell stock subscriptions or conversion rights; and, regardless of any limitation elsewhere in this instrument relative to Investments by the Trustee to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;

     (e) to hold in cash such portion of the Trust Fund which it is directed to so hold pending investments, or payment of expenses, or the distribution of benefits;

     (f) to take such actions as may be necessary or desirable to protect the Trust from loss due to the default on mortgages held in the Trust, including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust Fund, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;

     (g) to settle, compromise or abandon all claims and demands in favor of or against the Trust Fund;

     (h) to invest in any common or collective trust fund maintained by the Trustee or its affiliate;

     (i) to exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the state in which the Trustee is incorporated, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

     (j) to borrow money from any source and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any trust assets as security, subject to applicable requirements of the Code and ERISA;

     (k) to compromise, compound, and settle any debt or obligation owing to or from it as Trustee; to reduce or increase the rate of interest on, extend or otherwise modify, foreclose upon default, or otherwise enforce any such obligation; and

     (l) to maintain accounts at, execute transactions through, and lend on an adequately secured basis stocks, bonds or other securities to, any brokerage or other firm, including any firm which is an affiliate of the Trustee; and



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     (m) subject to Section 5, to borrow from any lender  (including the Company or any shareholder of the Company) to acquire shares of Company Stock as authorized by this Agreement.

     3.2 Additional Powers of Trustee. To the extent necessary or which it deems appropriate to implement its powers under Section 3.1 or otherwise to fulfill any of its duties and responsibilities as trustee of the Trust Fund, the Trustee shall have the following additional powers and authority:

     (a) to register securities, or any other property, in its name or in the name of any nominee, including the name of any affiliate or the nominee name designated by any affiliate, with or without indication of the capacity in which property shall be held, or to hold securities in bearer form and to deposit any securities or other property in a depository or clearing corporation;

     (b) to designate and engage the services of and to delegate powers and responsibilities to, such agents, representatives, advisers, counsel and accountants as the Trustee considers necessary or appropriate, any of whom may be an affiliate of the Trustee or a person who renders services to such an affiliate, and, as a part of its expenses under this Trust Agreement, to pay their reasonable expenses and compensation;

     (c) to make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or for the accomplishment of any of the powers listed in this Trust Agreement;

     (d) to determine the market value of any securities or other property held by the Trustee in the Trust Fund. and where any securities or other property are determined by the Trustee not to be marketable, to determine their value in accordance with sound practice and standards for evaluating such property, including valuation by an independent appraiser selected by the Trustee, for whose services the Company shall be obligated to pay the fees and expenses;

     (e) to employ legal counsel, brokers and other advisors, agents or employees to perform services for the Trust Fund or to advise it with respect to its duties and obligations under this Agreement and in connection with the Trust, and to pay from the Trust Fund such compensation as it deems appropriate; and

     (f) generally to do all other acts which the Trustee deems necessary or appropriate for the protection of the Trust Fund.

                            SECTION IV
                            INVESTMENTS

     4.1 Investment in Company Stock. The assets of the ESOP Fund (as defined in the Plan) shall be invested primarily in Company Stock, although up to 100% of the


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assets of the Trust Fund may be  invested in Company  Stock.  To the extent that
Company contributions are made in Company Stock, the Trustee will be expected to retain such Company Stock. To the extent Company contributions or dividends are made in cash and are not used to pay principal or interest on an ESOP Loan (as defined in Section 5) or to pay expenses of the Fund, the Trustee will, at the direction of the Named Investment Fiduciary, acquire Company Stock either from other shareholders or directly from the Company. The Trustee will pay adequate consideration for all Company Stock it acquires (other than a contribution). If, at the time of any purchase, Company Stock is not actively traded on an established securities market, the amount of such consideration will be determined by the Named Fiduciary, however, the Trustee may also make such determination or may retain, on the Company's behalf and at the Company's expense, an independent fiduciary to make such a determination, in either case, on the basis of the advice provided by an independent appraiser selected by the Trustee or independent fiduciary, as applicable, and the Company shall be obligated to pay the fees and expenses of such independent appraiser.

     If at the time Company Stock is to be purchased, the Company has outstanding more than one class of Stock, the Named Investment Fiduciary shall direct the Trustee as to which class of Stock shall be purchased (which class shall satisfy Code section 409(e)).

     To the extent consistent with the foregoing, at the direction of a Named Fiduciary, the Fund may hold temporary investments other than Company Stock, may hold such portion of the Fund in such investments as may be required under the investment diversification provisions of the Plan, may hold such portion of the Fund uninvested as a Named Fiduciary directs for making, distributions under the Plan, may invest assets of the Fund in short-term investments bearing a reasonable rate of interest, including, without limitation, any common or collective investment trust (including one established at the institution that serves as Trustee hereunder or any of its affiliates) which provides for the pooling of assets of plans described in section 401(a) of the Code and exempt from tax under section 501(a) of the Code, the terms of which are incorporated by reference,

     4.2 Investment Management. The Named Investment Fiduciary shall manage the investment of the Trust Fund except insofar as (a) the Named Investment Fiduciary appoints a person (an "Investment Manager") who meets the requirements of section 3(38) of ERISA to manage Trust assets, or (b) the Plan provides for, and the Named Administrative Fiduciary elects to allow, Plan participant or beneficiary direction of the investment of assets allocable under the Plan to the accounts of such participants and beneficiaries.

     In situation (a) above, the Company or the Named Investment Fiduciary may appoint one or more Investment Managers, who may be affiliate(s) of the Trustee, to direct the Trustee in the investment of all or a specified portion of the assets of the Trust. The Named Investment Fiduciary shall notify the Trustee in writing before the effective date of the appointment or removal of any Investment Manager. If there is more than one Investment Manager whose appointment is effective under the Plan at any one time, the


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Trustee  shall,  upon  written  instructions  from  the  Company  or  the  Named
Investment Fiduciary, establish separate funds for control by each such Investment Manager. The funds shall consist of those Trust assets designated by the Company or the Named Investment Fiduciary.

     In situation (b) above, a list of the participants and beneficiaries and such information concerning them as the Trustee may specify shall be provided by the Company or the Named Administrative Fiduciary to the Trustee and/or such other person(s) as are necessary for the implementation of the participants' directions in accordance with procedures reasonably acceptable to the Trustee and the Named Administrative Fiduciary.

     4.3 Investment Directions. Directions for the investment or reinvestment of Trust Fund assets from the Named Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be, shall, in a manner and in accordance with procedures reasonably acceptable to the Trustee and the Named Administrative Fiduciary, be communicated to and implemented by, as the case may be, the Trustee, the Trustee's designee or, with the Trustee's consent, the broker/dealer designated for the purpose by the Company or the Named Investment Fiduciary. Communication of any such direction to such a designee or broker/dealer shall conclusively be deemed an authorization to the designee or broker/dealer to implement the direction even though coming from a person other than the Trustee.

     If the Trustee does not receive written directions with respect to any part of the Trust Fund subject to the Named Fiduciaries' direction (including, without limitation, income, sale proceeds, or contributions), the Trustee shall, pending receipt of such directions, be deemed to be directed to hold and invest such amount in short-term securities or other such short-term investments that the Trustee deems appropriate.

     Except as required by ERISA, the Trustee shall have no duty to determine or inquire into whether any directions received from the Named Fiduciaries in accordance with the terms of this Agreement represent proper and lawful decisions or result in prohibited transactions as defined in section 406 of ERISA. The Trustee shall have no duty to review any investment to be acquired, held or disposed of pursuant to such instructions from the Named Fiduciaries. Except as required by ERISA, the Trustee shall have no liability for following or any other person's following such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person directing the investment or reinvestment of Trust Fund assets or making or failing to make any direction referred to in section 4.4. Neither shall the Trustee have any duty or obligation to review any such investment or other direction, act or omission or, except upon receipt of a proper direction, to invest or otherwise manage any asset of the Trust which is subject to the control of any such person or to exercise any voting or other right referred to in Section 4.4.


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      4.4   Voting Rights

     (a) With respect to Company Stock, each participant (or beneficiary) is, for purposes of this Section 4.4(a), hereby designated a "named fiduciary" (within the meaning of section 403(a)(l) of ERISA) with respect to the shares of Company Stock allocated to his account and shall have the right to direct the Trustee with respect to the vote of the shares of Company Stock allocated to his or her account on each matter brought before any meeting of the stockholders of the Company. Upon timely receipt of such directions from each participant (or beneficiary), the Trustee shall on each such matter vote as directed by the participant (or beneficiary) the number of shares (including fractional shares) of Company Stock allocated to each participant's (or beneficiary's) account, and except as otherwise required by ERISA, the Trustee shall have no discretion in the matter

     (b) With respect to all Trust Fund assets not described in section 4.4(a) above, including shares of Company Stock not allocated to the accounts of participants or beneficiaries, and, with respect to shares of Company Stock where the Company (or any Employer) does not have a "registration-type class of securities" (as described in Section 409(e)(4) of the Code), for matters that the Plan does not pass through to participants (or beneficiaries), the voting and other rights in Company Stock, securities or other assets held a the Trust shall be exercised by the Trustee solely as directed by the Named Investment Fiduciary, Investment Manager or other person who at the time has the right to direct the investment or reinvestment of the Company Stock, security or other asset involved.

     (c) The Company or Named Administrative Fiduciary shall establish a procedure reasonably acceptable to the Trustee for the timely dissemination to each person entitled to direct the Trustee or its designee as to voting or other decision called for thereby or referred to therein of all proxy and other materials hearing on the decision and a form requesting confidential directions to the Trustee as to how the Trustee should vote or otherwise decide. In the case of Company Stock, at such time as proxy or other materials bearing thereon are disseminated generally to owners of Company Stock in accordance with applicable law, the Company shall cause a copy of such proxy or other materials to be delivered directly to the Trustee and, thereafter, shall promptly deliver to the Trustee such number of additional copies of the proxy or other materials as the Trustee may request.

     (d) In the event a Plan participant or beneficiary or an Investment Manager with the right to direct a voting or other decision with respect to any security or other asset held in the Trust does not communicate any decision on the matter to the Trustee or the Trustee's designee by the time prescribed by the Trustee or the Trustee's designee for that purpose, or if the Trustee notifies the Named Investment Fiduciary either that it does not have precise information as to the securities or other assets involved allocated on the applicable record date to the accounts of all participants and beneficiaries, or that time constraints make it unlikely that participant, beneficiary or Investment


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Manager  direction,  as the case may be, can be received on a timely basis,  the decision shall be the responsibility of the Named Investment Fiduciary and shall be communicated to the Trustee on a timelv basis. In the event the Named Investment Fiduciary with any right or responsibility under the Plan or hereunder to direct a voting or other decision with respect to any security or other asset held in the Trust does not, or is unable in accordance with ERISA, communicate any decision on the matter to the Trustee or the Trustee's designee by the time prescribed by the Trustee for that purpose or to the extent the Trustee determines that the Trustee must exercise discretion with respect to any decision, the Trustee may retain an independent fiduciary, on behalf of the Company, to direct it as to the voting of Company Stock or other assets of the Trust Fund, and the Company shall be obligated to pay the fees and expenses of such fiduciary, including fees of any advisor to the independent fiduciary. Except as required by ERISA, the Trustee shall follow all directions referred to above in this section and shall have no duty to exercise voting or other rights relating to any such Company Stock, security or other asset.

     4.5 Tender and Exchange Offers. The provisions of this section 4.5 shall apply in the event of a tender or exchange offer including, but not limited to, a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect, (hereinafter, a "tender offer") for Company Stock is commenced by a person or persons.

     The Trustee shall have no discretion or authority to sell, exchange or transfer any of such shares pursuant to such tender offer except to the extent, and only to the extent, provided in this Agreement. Each participant (or beneficiary) is hereby designated a named fiduciary within the meaning of section 403(a)(l) of ERISA with respect to the shares of Company Stock allocated to his account. and shall have the right, to the extent of the number of whole shares of Company Stock allocated to his account, to direct the Trustee as to the manner in which to respond to a tender offer with respect to shares of Company Stock.

     The Company shall use its best efforts to timely distribute or cause to be distributed to each participant (or beneficiary) such information as will be distributed to stockholders of the Company in connection with any such tender offer. The Trustee shall solicit confidentially from each participant (or beneficiary) the directions described in this section as to whether shares are to be tendered. The Trustee shall respond as instructed by each participant (or beneficiary) with respect to such shares of Company Stock. The instructions received by the Trustee from participants (or beneficiaries) shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Named Administrative Fiduciary or officers or employees of the Company or any affiliated company.

     With respect to (1) any shares of Company Stock allocated to a participant or beneficiary's account for which the Trustee has not received timely instructions from the participant (or beneficiary) as to the manner in which to respond to such a tender offer. (2) unallocated shares of Company Stock, and (3) fractional shares of Company Stock allocated to participants' (or beneficiaries') accounts, such shares shall be tendered or exchanged by the Trustee as directed by the Named Investment Fiduciary. If the Named Investment Fiduciary fails, or is unable in accordance with ERISA, to give such direction, or to the extent the Trustee determines that the Trustee must exercise discretion with respect to any decision, the Trustee may retain an independent fiduciary to direct it as to whether to tender or exchange Company Stock, and the Company shall be obligated to pay the fees and expenses of such fiduciary, including fees of any advisor to the fiduciary.

                             SECTION V
                  LEVERAGED ACQUISITIONS OF STOCK

     The Named Fiduciary may from time to time direct the Trustee to incur indebtedness (including indebtedness to the company) to purchase Company Stock (an "ESOP Loan") on such terms and conditions as the Named Fiduciary shall determine. Any such ESOP Loan shall meet all of the requirements necessary to constitute an "exempt loan" within the meaning of section 4975(d)(3) of the code and Treasury Regulation section 54.4975-7(b)(1)(iii) and shall be used primarily for the benefit of the Plan participants and their beneficiaries.

     Payments of principal and interest on any such ESOP Loan shall be made by the Trustee (as directed by a Named Fiduciary) only from (1) Company contributions made under the Plan for the purpose of satisfying such ESOP Loan obligation, earnings on such contributions and earnings on shares of Stock acquired with the proceeds of such ESOP Loan, (2) the proceeds of a subsequent ESOP Loan made to repay a prior ESOP Loan, and/or (3) the proceeds of the sale of collateralized shares of Company Stock acquired with the proceeds of such ESOP Loan.

     In the event of a default under an ESOP Loan, the value of Trust assets transferred to the lender shall not exceed the amount of the default, provided further that if the lender is a "party in interest" within the meaning of ERISA section 3(14), a transfer of Trust assets upon default shall be made only if; and to the extent of, the Trust's failure to meet the ESOP Loan's payment schedule.

     To the extent that the Trustee determines that the Trustee must exercise discretion with respect to acts contemplated by this Section V, the Trustee may retain an independent fiduciary, on behalf of the Company, to direct it as to those acts, and the Company shall be obligated to pay the fees and expenses of such fiduciary, including fees of any advisor to the fiduciary.


                             SECTION VI
    PAYMENT OF BENEFITS, TRUSTEE'S COMPENSATION AND EXPENSES

     6.1 Payments by Trustee. The Trustee shall pay benefits unde the Plan only when it receives (and in accordance with) written instructions of the Named

Administrative Fiduciary, indicating the amount of the payment and the name and address of the recipient. The Trustee shall have no duty to inquire into whether any payment the Named Administrative Fiduciary instructs it to make is consistent with the terms of the Plan or applicable law or otherwise proper. If the Named Administrative Fiduciary advises the Trustee that benefits have become payable respecting a participant's (or beneficiary's) interest in the Trust Fund, but does not instruct the Trustee as to the manner of payment, the Trustee shall hold the participant's (or beneficiary's) interest in the Trust until it receives written instructions from the Named Administrative Fiduciary as to the manner of payment. The Trustee shall not pay benefits from the Trust Fund without such instructions, even though it may be informed from other sources, including, without limitation, a participant (or beneficiary), that benefits are payable under the Plan. The Trustee shall have no responsibility to determine when, to whom, or in what amounts benefits are payable under the Plan,

     The Trustee may pay any benefit or expense under the Plan by mailing certificates representing shares of Company Stock and/or its check, as the case may be, for the amount thereof to the person designated by the Named Administrative Fiduciary as entitled to receive such payment to such address as may have last been furnished to the Trustee by the Named Administrative Fiduciary. If no such address has been so furnished, benefits or expenses may be mailed by the Trustee to such person in care of the Company.

     The Trustee is authorized to make any payments directed by court order in any action in which the Trustee is a party or pursuant to a "qualified domestic relations order" under section 414(p) of the Code or pursuant to a court order pertaining to the enforcement of a federal tax levy or the collection by the United States on a judgment resulting from an unpaid tax assessment. The determination of whether a court order constitutes a "qualified domestic relations order" shall be determined by the Named Administrative Fiduciary and the Trustee shall have no authority to make such a determination. Except as may otherwise be required by ERISA, the Trustee is not obligated to defend actions in which the Trustee is named but shall notify the Company or Named Administrative Fiduciary of any such action and may tender defense of the action to the Company, the Named Administrative Fiduciary or the participant or beneficiary whose interest is affected. The Trustee may in its discretion defend any action in which the Trustee is named and any expenses, including reasonable attorneys' fees, incurred by the Trustee in that connection shall be paid or reimbursed from the Trust Fund to the extent permitted under ERISA.

     6.2 Disputed Payment. If a dispute arises over the propriety of the Trustee's making any payment from the Trust Fund, the Trustee may withhold the payment until the dispute has been resolved by a court of competent jurisdiction or settled by the parties to the dispute. The Trustee may consult legal counsel and rely upon the advice of counsel.

     6.3 Trustee's Compensation and Expenses. Except to the extent specifically provided otherwise herein, the Trustee's compensation for its services under this Trust Agreement shall be paid in accordance with the Trustee's fee schedule currently in effect.

Without the written consent of the Company, the Trustee's fee schedule may not be modified more than once every twelve months. Any compensation or expenses incurred by the Trustee in connection with or relating to the performance of its duties under this Trust Agreement or its status as Trustee, including reasonable attorneys' fees shall be paid from the Trust Fund, unless the Company elects to pay any of such compensation and expenses. If the Company does not so elect, such compensation and expenses shall be charged against and withdrawn from the Trust Fund as provided below.

     The Trustee is authorized to charge the Trust Fund for and withdraw from the Trust Fund, without direction from the Named Administrative Fiduciary or any other person, the amount of any such fees or expenses 30 days after presentation of a statement for such amount to the Company, except to the extent the Company pays such amounts before such date. Trust Fund assets shall be applied to pay such fees and expenses in the following priority by asset category to the extent thereof held at the time of withdrawal in the Trust Fund subfund or account to which the fee or expense is allocated: (i) uninvested cash balances; (ii) shares of any money market fund or funds held in the Trust Fund; and (iii) any other Trust Fund assets. The Trustee is authorized to allocate its fees and expenses among these subfunds or accounts to which the fees or expenses pertain in such manner as the Trustee deems appropriate under the circumstances unless prior to such allocation the Company or the Named Administrative Fiduciary specifies the manner in which the allocation is to be made. The Trustee is also authorized but not required to sell any shares or other assets referred to above to the extent necessary for the purpose.

     By signing this Trust Agreement, the Company authorizes the Trustee and/or its affiliates to receive payments from certain mutual funds (and/or collective trusts) for which no affiliate of the Trustee acts as investment manager or adviser (or from the principal distributors and/or advisors of those funds or trusts), in connection with the performance of reasonable and necessary services (including recordkeeping, subaccounting, account maintenance. administrative and other shareholder services); provided such payments are properly made in accordance with applicable law. Because different mutual funds (or collective trusts) may be subject to different fee arrangements, the Company should contact the Trustee or its designee to obtain further details on any specific fee arrangements that may be applicable to investments under the Plan, and the Trustee or its designee shall provide such information upon request.

     6.4 Other Expenses.The Trustee is authorized upon direction from the Named Administrative Fiduciary or any other person, to withdraw from the Trust Fund and pay any federal, state or local taxes, charges or assessments of any kind levied or assessed against the Trust or assets thereof. Until paid, such taxes shall be a lien against the Trust Fund. The Trustee shall give notice to the Named Administrative Fiduciary of its receipt of a demand for any such taxes, charges or assessments. The Trustee shall not be personally liable for any such taxes, charges or assessments.

     Expenses incurred by the Company, the Named Administrative Fiduciary, the Named Investment Fiduciary, any Investment Manager or any other persons designated to act on behalf of the Company, the Named Administrative Fiduciary or the Named Investment Fiduciary, including reimbursement for expenses incurred in the performance of their respective duties, may be paid from the Trust Fund upon the written direction to the Trustee by the Named Administrative Fiduciary.

                            SECTION VII
                      LIABILITY AND INDEMNITY

     7.1 Trustee's Reliance. Unless the Trustee has actual knowledge to the contrary, the Trustee shall have no duty to inquire whether directions by the Company, the Named Administrative Fiduciary, the Named Investment Fiduciary or any other person conform to the Plan, and the Trustee shall be fully protected in relying on any such direction, communicated in accordance with procedures acceptable to the Trustee and the Named Administrative Fiduciary, from any person who is a proper person to give the direction. The Trustee shall be fully protected in acting upon any instrument, certificate, or paper delivered by the Company, the Named Administrative Fiduciary, any participant or beneficiary
(acting as a named fiduciary) and reasonably believed by the Trustee to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

     The Trustee shall have no liability to any participant, any beneficiary or any other person for payments made, any failure to make payments, or any discontinuance of payments, on direction of the Named Administrative Fiduciary, the Named Investment Fiduciary or any designee of either of them or for any failure to make payments in the absence of directions from the Named Administrative Fiduciary or any person responsible for or purporting to be responsible for directing the investment of Trust assets. The Trustee shall have no obligation to request proper directions from any person. The Trustee may request instructions from the Named Administrative Fiduciary or the Named Investment Fiduciary and shall have no duty to act or liability for failure to act if such instructions are not forthcoming. The Trustee shall have no responsibility to determine whether the Trust Fund is sufficient to meet the liabilities under the Plan, and shall not be liable for payments or Plan liabilities in excess of the Trust Fund. The Trustee in its corporate capacity shall not be liable for claims of any persons arising under the Plan.

     7.2 Advice of Counsel The Trustee may consult with legal counsel with respect to the meaning and construction of this Agreement or its powers, duties and conduct hereunder.

     Notwithstanding any other provision of this Agreement, the Trustee shall not be required to take any action or refrain from taking any action that violates ERISA, and for this purpose, the determination of whether such action or inaction violates ERISA shall be determined by (a) a written opinion or advice of counsel based upon such counsel's interpretation of any statute or final regulation, or (b) an opinion or order of a court of competent jurisdiction issued to the Plan, the Company or the Trustee.

     7.3 Other Fiduciaries. Each fiduciary of the Plan and the Trust shall be solely responsible for its own acts or omissions. The Trustee shall have no duty to question any other Plan fiduciary's performance of fiduciary duties allocated to such other fiduciary pursuant to the Plan. The Trustee shall not be responsible for the breach of responsibility by any other Plan fiduciary except as provided under ERISA.

     7.4 Indemnification. The Company hereby indemnifies the Trustee against, and shall hold the Trustee harmless from, any and all loss, claims, liability, and expense, including reasonable attorneys' fees, imposed upon the Trustee or incurred by the Trustee as a result of any acts taken in accordance with the directions from the Named Administrative Fiduciary, Named Investment Fiduciary, Investment Manager or any other person specified herein, or any designee of any such person, or by the failure to act due to a lack of direction from such parties or by reason of the Trustee's execution of its duties with respect to the Trust, including, but not limited to, its holding of assets of the Trust, the Company's obligations in the foregoing regard to be satisfied promptly on request by the Trustee, unless the loss, claim, liability or expense involved resulted from the negligence or willful misconduct of the Trustee.

     7.5 Protection of Designees. To the extent that any designee of the Trustee is performing a function of the Trustee under this Trust Agreement, the designee shall have the benefit of all of the applicable limitations on the scope of the Trustee's duties and liabilities, all applicable rights of indemnification granted hereunder to the Trustee and all other applicable protections of any nature afforded to the Trustee, except as provided under ERISA.

                            SECTION VIII
                           ADMINISTRATION

     8.1 Records. The Trustee shall maintain books of account and records with respect to the Trust Fund. Except to the extent required by applicable law, the Trustee shall not be required to maintain any separate records or accounts with respect to any participant, and any records or accounts required to be maintained pursuant to the Plan or to comply with ERISA shall be the responsibility of the Named Administrative Fiduciary or its designee.

     8.2 Accounting. Within 90 days following the close of each fiscal year of the Plan or the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Named Administrative Fiduciary a written accounting setting forth all transactions since the end of the period covered by the last previous accounting. The accounting shall include a listing of the assets of the Trust showing the value of such assets at the close of the period covered by the accounting. On direction of the Named Administrative Fiduciary, and if previously agreed to by the Trustee, the Trustee shall submit to the Named Administrative Fiduciary interim valuations reports or other information pertaining to the Trust.

     The Named Administrative Fiduciary may approve the accounting by written approval delivered to the Trustee. Any such affirmative approval shall be binding on the Company, the Named Administrative Fiduciary, the Named Investment Fiduciary and, to the extent permitted by ERISA, all other persons, and such approval shall release and discharge the Trustee from any liability or accountability to the Company and the Named Administrative Fiduciary with respect to the transactions shown or reflected on the account.

     8.3 Valuation. The assets of the Trust shall be valued a of each valuation date under the Plan at fair market value as determined by the Trustee based upon such sources of information as it may deem reliable, including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources. The Trustee may retain, on the Company's behalf and at the Company's expense, an independent fiduciary to make such a determination, in either case, on the basis of the advice provided by an Independent Appraiser" (as described in section 401(a)(28)(C) of the Code) selected by the Trustee or the independent fiduciary, as applicable, and the reasonable costs incurred in establishing values of the Trust Fund shall be a charge against the Trust Fund, unless paid by the Company. If there is no generally recognized market (as described in section 3(l8)(A) of ERISA) for shares of Company Stock, all valuations of shares of company stock shall be made by an Independent Appraiser in accordance with section 3(l8)(B) of ERISA. If the Department of Labor issues final regulations under ERISA regarding the valuation of securities or other assets for purposes of the reports required by ERISA, the Trustee shall use such valuation methods.


                             SECTION IX
                 RESIGNATION AND REMOVAL OF TRUSTEE

     9.1 Manner of Resignation or Removal. The Trustee may resign as Trustee under this Agreement at any time by a written statement delivered to the Company giving notice of such resignation, which shall be effective 60 days after receipt or at such other time as is agreed by the Company and the Trustee. The Trustee may be removed at any time by the Company by an instrument in writing and delivered to the Trustee, which shall be effective 60 days after receipt or at such other time as is agreed between the Company and the Trustee.

     9.2 Appointment of Successor. Upon resignation or removal of the Trustee, the Company shall appoint a successor trustee and shall deliver to the Trustee copies of (a) a written instrument executed by the Company appointing such successor, and (b) a written instrument executed by the successor in which it accepts such appointment. Such instruments shall indicate their effective date.

     9.3 Settlement of Account. Upon resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its account, which settlement shall be made, at the Trustee's option, either by an agreement of settlement between the Trustee and the Company or by a judicial settlement in an action instituted by the Trustee. The Trustee shall not be obligated to transfer Trust assets until the Trustee is provided written assurance by the Company that all fees and expenses reasonably anticipated will be paid.

     9.4 Termination of Responsibility and Liability. Upon settlement of the account and transfer of the Trust Fund to the successor trustee, all rights and privileges under this Trust Agreement shall vest in the successor trustee and all responsibility and liability of the Trustee with respect to the Trust and assets thereof shall, except as otherwise required by ERISA, terminate subject only to the requirement that the Trustee execute all necessary documents to transfer the Trust assets to the successor trustee.

                             SECTION X
                 AMENDMENT AND TERMINATION OF TRUST

     10.1 Amendment. The Company reserves the right to amend this Trust Agreement, provided that no amendment of this Trust Agreement or the Plan shall be effective which would (a) cause any assets of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries other than an amendment permissible under the Code and ERISA, or (b) affect the rights duties, responsibilities, obligations or liabilities of the Trustee without notice to the Trustee and the Trustee's prior written consent. Subject to approval by the legal counsel of the Company, the Company shall amend this Trust Agreement as requested by the Trustee to reflect changes in law which counsel for the Trustee advises the Trustee require such changes. Amendments to the Trust Agreement or a certified copy of the amendments shall be delivered to the Trustee promptly after adoption, and if practicable under the circumstances, any proposed amendment under consideration by the Company shall be communicated to the Trustee to permit the Trustee to review and comment thereon in due course before the Company acts on the proposed amendment.

     10.2 Termination. The Trust may be terminated by the Company in accordance with the Plan. Upon such termination, the Trust Fund shall be distributed by the Named Administrative Fiduciary in accordance with the terms of the Plan.

                             SECTION XI
                           MISCELLANEOUS

     11.1 Restriction on Alienation.  Except as provided in section 6.1 or under section 401(a)(13) of the Code, the interest of any Plan participant or beneficiary in the Trust Fund shall not be subject to the claims of such person's creditors and may not be assigned, sold, transferred, alienated or encumbered. Any attempt to do so shall be void; and the Trustee shall disregard any attempt. Trust assets shall not in any manner be liable for or subject to debts, contracts, liabilities, engagement or tons of any Plan participant or beneficiary, and benefits shall not be considered an asset of any such a person in the event of the person's insolvency or bankruptcy.

     11.2 Successors and Assigns. This Agreement shall be binding upon, and the powers granted to the Company and the Trustee, respectively, shall be exercised by the respective successors and assigns of the Company and the Trustee. Any corporation which shall, by merger, consolidate, purchase or otherwise, succeed to substantially all the trust business of the Trustee shall, upon such succession and without any appointment or other action by the Company, be and become successor trustee hereunder, upon notification to the Company.

     11.3 Governing Law and Construction. This Trust Agreement and the Trust shall be construed, administered and governed under ERISA and other pertinent federal law, and to the extent that federal law is inapplicable, under the laws of the state in which the Trustee is incorporated. If any provision of this Trust Agreement is susceptible to more than one interpretation, the interpretation to be given is that which is consistent with the Trust being a qualified trust under section 401(a) of the Code. If any provision of this Trust Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective to the extent possible under the circumstances.

     11.4 Equity Interest. Neither the creation of the Trust nor anything contained in the Trust shall be considered as giving any person any equity interest in the assets, business or affairs or the Company except to the extent that the Trust Fund is invested in Company Stock.

     11.5 Refunds to Company. The Trustee shall, upon the written direction of the Named Administrative Fiduciary which shall include a certification that such action is proper under the Plan, ERISA and the Code specifying any relevant sections thereof, return to the Company any amount referred to in section 403(c)(2) of ERISA.

     11.6 Authorized Action. Any action to be taken under this Trust Agreement by a company or other person which is: (a) a corporation shall be taken by the board of directors of the corporation or any person or persons duly empowered by the board of directors to take the action involved, (b) a partnership shall be taken by an authorized general partner of the partnership, and (c) a sole proprietorship by the sole proprietor.

     11.7 Text of Plan. The Company represents that, prior to the execution of this Trust Agreement by both parties, it delivered to the Trustee's designee the text of the Plan as in effect as of the date of this Trust Agreement. The Company shall deliver to the Trustee promptly after adoption thereof a certified copy of any amendment of the Plan.

     11.8 Conflict with Plan. The rights, duties, responsibilities, obligations and liabilities of the Trustee are as set forth in this Trust Agreement, and no provision of the

Plan or any other document shall be deemed to affect such rights, duties, responsibilities, obligations and liabilities, except as otherwise provided herein. If there is a conflict between provisions of the Plan and this Trust Agreement with respect to any subject involving the Trustee, including but not limited to the responsibility, authority or powers of the Trustee, the provisions of this Trust Agreement shall be controlling, except as otherwise provided herein.

     11.9 Failure to Maintain Qualification. If the Trust fails to qualify as a qualified trust under section 401(a) of the Code, or loses its status as such a qualified trust, the Company shall immediately so notify the Trustee, and the Trustee shall, without further notice or direction, remove the Trust assets from any common or collective trust fund maintained by the Trustee or its affiliate for investments by qualified trusts.

    11.10 Gender. As used in this Trust Agreement, the masculine gender shall include the feminine and the neuter genders and the singular shall include the plural and the plural the singular, as the context requires.

    11.11 Headings. Headings and subheadings in this Trust Agreement are for convenience of reference only and are not to be considered in the construction of the provisions of the Trust Agreement.

    11.12 Counterparts. This Trust Agreement may be executed in several counterparts, each of which shall be deemed an original, and these counterparts shall constitute one and the same instrument which may be sufficiently evidenced by any one counterpart.

     IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust Agreement each by action of a duly authorized person.


MERRILL LYNCH TRUST                   MORRISON HEALTH CARE, INC.
COMPANY (FLORIDA)

By:   /s/ Melanie Madeira              By:  /s/ K. W. Engwall
   ----------------------                 -----------------------
Name:    Melanie Madeira               Name:  K. W. Engwall
Title:   New Account Trust Officer     Title:  Senior Vice President, Finance